SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 10 or 15(d) of the
                      Securities Exchange Act of 1934



                              November 13, 1996
              -----------------------------------------------
              Date of Report (date of earliest event reported)


                          TOUCH TONE AMERICA, INC.
           -----------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


    Delaware                     0-24058                       33-0424087
---------------                ----------                   ------------------
(State or Other                (Commission                 (IRS Employer Iden-
Jurisdiction of               File Number)                  tification Number)
Incorporation)


                          4110 N. Scottsdale Road
                                 Suite 170
                         Scottsdale, Arizona  85251
                  ---------------------------------------
                  (Address of Principal Executive Offices
                            Including Zip Code)


                                (800) 535-2211
                        -----------------------------
                       (Registrant's telephone number,
                             including area code)






Page 1 of 58.

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Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          On November 13, 1996, the Registrant signed a Merger Agreement with S.V.V. Sales, Inc. d/b/a Arcada Communications, a privately-held company based in Seattle, Washington. A press release describing the transaction and Merger Agreement are filed herewith as Exhibits 1 and 2.

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Other Events
          ------------

          N/A

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A



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Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) and (b)    The pro forma financial information and audited
                         financial statements required by this Item will be filed as an amendment to this Report no later than sixty (60) days from the date of this Report.

          (c)       Exhibits: Filed herewith pursuant to Reg. S-K Item 601
                              is the following exhibit.

Exhibit No.    Page           Description
-----------    ----           -----------

     1           5            Press Release dated November 15, 1996

     2           7            Agreement For Merger dated as of November
                              13, 1996.







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

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TOUCH TONE AMERICA, INC.



Dated: November 20, 1996                By:   /s/ MICHAEL J. CANNEY
                                           ---------------------------------
                                            Michael J. Canney
                                            President







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